Dreyfus
Massachusetts
Municipal Money
Market Fund



ANNUAL REPORT January 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             Dreyfus Massachusetts  Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the 12-month period from February 1, 2002 through January 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

Throughout the reporting period, tax-exempt money market funds helped investors preserve their capital, while providing tax-exempt income. At the same time, stock prices generally declined. In an environment marked by allegations of corporate scandal, slow economic growth and the threat of war, investors flocked to high-quality, short-term securities. However, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the tax-exempt money markets continue to protect investors' capital and provide tax-exempt income? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 14, 2003


2


DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Massachusetts Municipal Money Market Fund perform during the period?

For the 12-month period ended January 31, 2003, the fund produced a yield of 0.88%. Taking into account the effects of compounding, the fund produced an effective yield of 0.88%.(1)

We attribute the fund's modest returns to the effects of historically low interest rates and persistently robust investor demand for money market securities throughout the reporting period.

What is the fund's investment approach?

The fund's objective is to seek as high a level of current income exempt from federal and Massachusetts state personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The fund also seeks to maintain a stable $1.00 share price. To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and Massachusetts state personal income taxes.

When pursuing the fund's objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, tax-exempt money market municipal obligations that provide income exempt from federal and Massachusetts state personal income taxes. Second, we actively manage the fund's average maturity in anticipation of interest-rate trends and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may reduce the average maturity of the fund, which should better position the fund to purchase new securities with higher yields, if higher yields materialize. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the
                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain prevailing yields for as long as we think practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had just started a slow and uneven recovery from the 2001 recession. The Federal Reserve Board (the "Fed") cut interest rates aggressively in 2001 in an attempt to stimulate renewed economic growth. As a result, the reporting period began with a federal funds rate target of 1.75%, the lowest in 40 years.

Despite the Fed's rate cuts and what appeared to be a strong start, the economy failed to gather momentum after the first few months of the year. As a result, early expectations that the Fed would raise interest rates gave way to the belief that further rate cuts might be necessary. Indeed, in November 2002, the Fed reduced interest rates another 0.50 percentage points in an attempt to tide the economy over a "soft spot" caused by allegations of corporate accounting scandal and the threat of war with Iraq. In addition, a persistently volatile stock market caused demand for tax-exempt money market instruments to remain strong among investors who sought relatively stable investment alternatives for their assets. As a result, tax-exempt money market yields continued to fall during the reporting period.

As the U.S. economy faltered, Massachusetts state income taxes, sales taxes and capital gains taxes failed to meet revenue projections, and the state experienced budget shortfalls. The state is facing a $650 million budget gap for the current fiscal year and an estimated $3 billion gap for its next fiscal year. Consequently, issuance of short-term, tax-exempt securities rose substantially compared to the same period one year earlier. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, most new issuance during the reporting period was easily absorbed by the surge in investor demand.

4

Because of the state's deteriorating fiscal condition, we maintained a generally conservative investment strategy, emphasizing preservation of capital and broad diversification. Accordingly, for most of the reporting period we set the fund's weighted average maturity at points that were in line with its peer group. More recently, however, when it became clearer to us that interest rates were unlikely to rise during the foreseeable future, we extended the fund's weighted average maturity.

What is the fund's current strategy?

When    purchasing    new   investments,   we   have   continued   to   take   a
security-by-security approach in which our team of municipal credit analysts independently evaluates the credit quality of each issue we consider. Because of credit quality concerns in the weak economy, we often preferred securities backed by bank letters of credit, insurance and preferred securities.(2)

In our view, these strategies should help the fund weather the current period of
economic   weakness  while  maintaining  the  flexibility  to  address  changing environments when they occur.

February 14, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                     The Fund  5

STATEMENT OF INVESTMENTS



January 31, 2003

                                                                                               Principal
TAX EXEMPT INVESTMENTS--105.7%                                                                Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Town of Bedford, GO Notes, BAN 2.25%, 2/20/2003                                               3,617,000                3,618,272

Town of Boston, GO Notes:

   4.25%, 2/1/2003                                                                            1,300,000                1,300,191

   BAN:

      4%, 2/1/2003                                                                            1,000,000                1,000,135

      1.50%, 2/26/2003                                                                        4,500,000                4,501,212

Town of Canton Housing Authority, Multi-Family Housing

  Mortgage Revenue, Refunding, VRDN

  (Canton Arboretum Apartments)

   1.10% (Liquidity Facility; FNMA)                                                           6,000,000  (a)           6,000,000

City of Haverhill, GO Notes, BAN 3%, 6/27/2003                                                4,390,000                4,410,690

Koch Certificates of Trust, Revenue, VRDN

  1.33% (Insured; AMBAC and Liquidity Facility;

   State Street Bank & Trust Co.)                                                            11,799,709  (a)          11,799,708

State of Massachusetts, GO Notes:

   BAN 4%, 9/1/2003                                                                             300,000                  303,965

   Refunding 6.25%, 7/1/2003                                                                  1,250,000                1,275,595

   VRDN:

      (Central Artery)

         1.30% (Liquidity Facility; Landesbank

         Baden-Wurttmberg)                                                                    3,000,000  (a)           3,000,000

      Merlots Program:

         1.19% (Insured: FGIC and FSA and Liquidity

            Facility; Wachovia Bank)                                                          5,000,000  (a)           5,000,000

         1.19% (Insured; MBIA and Liquidity Facility;

            Wachovia Bank)                                                                    5,000,000  (a)           5,000,000

      Refunding:

         1.10% (Liquidity Facility; Westdeutsche

            Landesbank)                                                                      10,000,000  (a)          10,000,000

         1.15% (Liquidity Facility; Landesbank Hessen-

            Thuringen Girozentrale)                                                          10,000,000  (a)          10,000,000

Massachusetts Development Finance Agency:

  Revenue (North Shore Community Airports)

    2.25%, 1/2/2004 (LOC; Citizen's Bank

      of Massachusetts)                                                                       3,685,000                3,685,000

   VRDN:

      College and University Revenue:

         (Boston University)

            1.05% (Insured; XL Capital Assurance and

            Liquidity Facility; Dexia Credit Locale)                                          4,000,000  (a)           4,000,000

         (Clark University)

            1.15% (Insured; AMBAC and Liquidity

            Facility; Fleet National Bank)                                                    6,000,000  (a)           6,000,000

6

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Development Finance Agency (continued):

  VRDN (continued):

    College and University Revenue (continued):

         (Suffolk University) 1.23% (Insured; Radian Bank

            and Liquidity Facility: Fleet National Bank

            and State Street Bank & Trust Co.)                                               10,000,000  (a)          10,000,000

         (The Rivers School Issue) 1.05% (LOC; Citizen's

            Bank of Massachusetts)                                                            7,000,000  (a)           7,000,000

         (Ursuline Academy of Dedham) 1.05% (LOC;

            Citizen's Bank of Massachusetts)                                                  3,100,000  (a)           3,100,000

      IDR:

         (Ahead Headgear Inc.)

            1.20% (LOC; Fleet National Bank)                                                  2,765,000  (a)           2,765,000

         (Metalcrafters Inc.)

            1.30% (LOC; Fleet National Bank)                                                  1,970,000  (a)           1,970,000

         (Salema Family Limited Partnership)

            1.20% (LOC; Fleet National Bank)                                                  2,200,000  (a)           2,200,000

      Industrial Revenue:

         (Catania-Spagna) 1.20% (LOC; Lloyds TSB Bank)                                        3,250,000  (a)           3,250,000

         (ECM Plastics Issue) 1.25% (LOC; PNC Bank)                                           3,300,000  (a)           3,300,000

      Private Schools Revenue:

         (Berkshire School Project)

            1.20% (LOC; Allied Irish Bank)                                                   10,500,000  (a)          10,500,000

         (New Jewish High School Project)

            1.13% (LOC; Allied Irish Bank)                                                    7,000,000  (a)           7,000,000

      Revenues:

         (Alliance of Massachusetts Inc. Project)

            1.20% (LOC; PNC Bank)                                                             3,800,000  (a)           3,800,000

         (Chestnut Hill School)

            1.15% (LOC; Citizen's Bank of Massachusetts)                                      2,000,000  (a)           2,000,000

         (Children's Museum)

            1.15% (LOC; Citizen's Bank of Massachusetts)                                      4,000,000  (a)           4,000,000

         (Draper Laboratory Issue) 1.15% (Insured; MBIA and

            Liquidity Facility; JPMorgan Chase Bank)                                          5,000,000  (a)           5,000,000

         (Walnut Hill School District) 1.15% (LOC; Citizen's

            Bank of Massachusetts)                                                            3,500,000  (a)           3,500,000

Massachusetts Health and Educational Facilities

  Authority, Revenues:

    Capital Asset Program, VRDN

         1.30% (LOC; Bank One)                                                                3,400,000  (a)           3,400,000

      (New England Medical Center Hospital)

         2.50%, 5/15/2003 (Insured; FGIC)                                                     5,325,000                5,337,468

                                                                                                                    The Fund  7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Housing Finance Agency:

  Housing Revenue, (Housing Projects):

      5.35%, 4/1/2003 (Insured; AMBAC)                                                        1,000,000                1,006,273

      5.35%, 10/1/2003 (Insured; AMBAC)                                                       1,100,000                1,125,515

   SFHR, VRDN:

      1.10% (Insured; FSA and Liquidity Facility;

         Dexia Credit Locale)                                                                   250,000  (a)             250,000

      1.15% (Insured; FSA and Liquidity Facility;

         Dexia Credit Locale)                                                                11,750,000  (a)          11,750,000

Massachusetts Industrial Finance Agency, VRDN:

  College and University Revenue:

    (Control Health Educational Berkshire Project)

         1.30% (LOC; Allied Irish Bank)                                                       3,800,000  (a)           3,800,000

      (New England College)

         1.15% (LOC; Citizen's Bank of Massachusetts)                                         2,540,000  (a)           2,540,000

   Industrial Revenue

      (Peterson American Corp. Project)

      1.40% (LOC; Bank One)                                                                     800,000  (a)             800,000

Massachusetts Municipal Wholesale Electric Company

  Power Supply System Revenue

   5%, 7/1/2003 (Insured; MBIA)                                                               2,200,000                2,234,606

Massachusetts Water Resource Authority:

  CP:

      1%, 3/13/2003 (LOC; JPMorgan Chase Bank)                                                2,500,000                2,500,000

      1.05%, 3/14/2003 (LOC; JPMorgan Chase Bank)                                            15,000,000               15,000,000

   Water Revenue, Refunding

      5.10%, 3/1/2003                                                                         1,200,000                1,203,471

Mendon Upton Regional School District

   GO Notes, BAN 2.25%, 9/19/2003                                                             5,000,000                5,024,827

Monson, GO Notes 3%, 5/15/2003 (Insured; AMBAC)                                                 453,000                  454,789

North Brookfield, GO Notes, BAN:

   2.75%, 5/23/2003                                                                           2,000,000                2,003,989

   2%, 1/22/2004                                                                              4,453,392                4,481,156

North Hampton, GO Notes

   4.90%, 5/15/2003 (Insured; MBIA)                                                             250,000                  252,575

Town of Oxford, GO Notes, BAN 2.50%, 1/15/2004                                                5,000,000                5,056,442

Town of Seekonk, GO Notes, BAN 2.50%, 2/28/2003                                               2,390,000                2,391,749

Shirley, GO Notes, BAN 2.25%, 4/9/2003                                                        2,404,900                2,407,510

Springfield, GO Notes:

   BAN 3%, 7/8/2003                                                                           1,000,000                1,005,712

   Municipal Purpose Loan 4%, 8/1/2003 (Insured; FGIC)                                          750,000                  760,528


8
                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Stoughton, GO Notes 2.25%, 2/1/2004 (Insured; FSA)                                            1,549,000                1,564,583

Tewksbury, GO Notes, BAN 2%, 2/21/2003                                                        3,000,000                3,000,324

Tyngsborough, GO Notes

   4.10%, 5/15/2003 (Insured; AMBAC)                                                            500,000                  503,840

University of Massachusetts Building Authority

  College and University Revenue

   5.50%, 5/1/2003 (Insured; MBIA)                                                              200,000                  202,136

Upper Blackstone Water Pollution Abatement

   District, GO Notes 6.625%,
   8/1/2003 (Insured; AMBAC)                                                                    100,000                  102,521

Wachusett Regional School District, GO Notes

   RAN 3%, 6/30/2003                                                                          1,000,000                1,004,406

Weston, GO Notes, BAN 2%, 2/13/2004                                                           2,890,000                2,914,218

City of Worcester, GO Notes

   5%, 8/15/2003 (Insured; AMBAC)                                                               320,000                  326,088

Worcester Regional Transport Authority, GO Notes

   RAN 2.25%, 6/30/2003                                                                       1,500,000                1,504,598

TOTAL INVESTMENTS (cost $236,189,092)                                                            105.7%              236,189,092

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.7%)             (12,733,077)

NET ASSETS                                                                                       100.0%              223,456,015

                                                                                                            The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC              American Municipal Bond                      GO           General Obligation
                      Assurance Corporation
                                                                IDR          Industrial Development Revenue
BAN                Bond Anticipation Notes
                                                                LOC          Letter of Credit
CP                 Commercial Paper
                                                                MBIA         Municipal Bond Investors
FGIC               Financial Guaranty Insurance                                 Assurance Insurance
                      Company                                                   Corporation

FNMA               Federal National Mortgage                    RAN          Revenue Anticipation Notes
                      Association
                                                                SFHR         Single Family Housing Revenue
FSA                Financial Security Assurance
                                                                VRDN         Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               80.5

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                    9.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    10.3

                                                                                                                 100.0

(A)  SECURITIES  PAYABLE  ON  DEMAND.  VARIABLE  INTEREST--SUBJECT  TO  PERIODIC
     CHANGES.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT  JANUARY  31,  2003,  THE FUND HAD  $66,691,455  (29.8%  OF NET  ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


10

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                            236,189,092  236,189,092

Interest receivable                                                     738,953

Prepaid expenses                                                          6,875

                                                                    236,934,920

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           100,674

Payable for investment securities purchased                           6,723,669

Cash overdraft due to Custodian                                       6,600,423

Payable for shares of Beneficial Interest redeemed                       16,627

Accrued expenses                                                         37,512

                                                                     13,478,905

NET ASSETS ($)                                                      223,456,015

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     223,460,378

Accumulated net realized gain (loss) on investments                     (4,363)

NET ASSETS ($)                                                      223,456,015

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 223,479,115

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  11


STATEMENT OF OPERATIONS

Year Ended January 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,813,762

EXPENSES:

Management fee--Note 2(a)                                            1,290,468

Shareholder servicing costs--Note 2(b)                                 131,871

Professional fees                                                       47,473

Custodian fees                                                          29,727

Registration fees                                                       12,078

Prospectus and shareholders' reports                                    10,216

Trustees' fees and expenses--Note 2(c)                                   8,877

Miscellaneous                                                            9,798

TOTAL EXPENSES                                                       1,540,508

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            2,273,254

SEE NOTES TO FINANCIAL STATEMENTS.


12


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended January 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,273,254          5,827,837

Net realized gain (loss) from investments              --             22,281

Net unrealized appreciation (depreciation)
   of investments                                      --             (9,202)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,273,254          5,840,916

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,273,254)          (5,827,837)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 474,055,860         771,921,736

Dividends reinvested                            1,170,464           3,127,162

Cost of shares redeemed                     (528,755,620)        (755,987,411)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (53,529,296)          19,061,487

TOTAL INCREASE (DECREASE) IN NET ASSETS      (53,529,296)          19,074,566

NET ASSETS ($):

Beginning of Period                           276,985,311         257,910,745

END OF PERIOD                                 223,456,015         276,985,311

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended January 31,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .009           .022           .034           .026          .028

Distributions:

Dividends from investment income--net                           (.009)         (.022)         (.034)         (.026)        (.028)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .88           2.20           3.50           2.64          2.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .60            .58            .59            .63           .64

Ratio of net investment income
   to average net assets                                          .88           2.15           3.44           2.60          2.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         223,456        276,985        257,911        200,748       205,284

SEE NOTES TO FINANCIAL STATEMENTS.

14


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings
                                                                    The Fund  15

NOTES TO FINANCIAL STATEMENTS) (CONTINUED)

credits of $24,608 during the period ended January 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At January 31, 2003, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $4,363 is available to be applied against future net securities profit, if any, realized subsequent to January 31, 2003. If not applied, $902 of the carryover expires in fiscal 2004, $309 expires in fiscal 2005, $2,725 expires in fiscal 2006, $398 expires in fiscal 2007 and $29 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal years ended January 31, 2003 and January 31, 2002, respectively, were all tax exempt income.

16

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

During the period ended January 31, 2003, as a result of permanent book to tax differences, the fund reclassed $4,112 between accumulated net gain (loss) on investments and paid-in capital due to the expiration of capital loss carryover. Net assets were not affected by this reclassification.

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 2003, the fund was charged $77,126 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency service for the fund. During the period ended January 31, 2003, the fund was charged $30,353 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                                    The Fund  17

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Massachusetts Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of January 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Municipal Money Market Fund at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP
                                                      Ernst & Young LLP
New York, New York
March 13, 2003

18

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

                                                                    The Fund  19
BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee


OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director


NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee


OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director


NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Samuel Chase (71)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee


NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (61)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner, LeBoeuf, Lamb, Greene & MacRae

* President, Lincoln Center for the Performing Arts, Inc. (2001)


OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidatated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups


NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


20


Joni Evans (60)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency


NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (75)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation


OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow


NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (52)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company


NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                                    The Fund  21

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


22


MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 198 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                    The Fund  23

NOTES


                  For More Information

                        Dreyfus
                        Massachusetts Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
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Uniondale, NY 11556-0144

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to info@dreyfus.com

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can be viewed online or
downloaded from:

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(c) 2003 Dreyfus Service Corporation                                  639AR0103